SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
Effective on or about May 15, 2020, the fund’s summary prospectus is supplemented as follows:
The following information replaces the existing disclosure under the “MANAGEMENT” heading in the fund’s summary prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
May 14, 2020
PROSTKR20-20